ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION) AND
HEBEI XINHUA RUBBER SEALING GROUP LIUZHOU SEALING CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010

	ORB	Liuzhou Sealing	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$364,226	$902,380			$1,266,606
Accounts receivable, net	1,270,218	12,417			1,282,635
Notes receivable	278,871	533,825			812,696
Prepaid expenses and other receivables, net	1,664,041	1,484,062			3,148,103
Deposit	10,540	314,274			324,814
Due from related party	-	107,035			107,035
Deferred expense	-	1,988			1,988
Inventory	399,476	2,221,584			2,621,060

TOTAL CURRENT ASSETS	3,987,372	5,577,565	-		9,564,937

NONCURRENT ASSETS
Plant, property & equipment, net	422,094	2,015,405	(35,054)	B	2,402,445
Construction in progress	-	24,510			24,510
Intangible assets, net	-	5,849			5,849
Deferred tax assets	-	-	7,011	C	7,011

TOTAL NONCURRENT ASSETS	422,094	2,045,764	(28,043)		2,439,815

TOTAL ASSETS	$4,409,466	$7,623,329	$(28,043)		$12,004,752

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$16,659	$670,599			$687,258
Bill payable	-	842,684			842,684
Accrued liabilities and other payables	18,812	302,510			321,322
Short-term loans	-	2,984,584			2,984,584
Taxes payable	817,374	479,602			1,296,976
Other payable to Shenzhen ORB original shareholders	398,875	-			398,875

TOTAL CURRENT LIABILITIES	1,251,720	5,279,979	-		6,531,699

SUBSIDY RECEIVED IN ADVANCE		182,806	-		182,806

TOTAL LIABILITIES	1,251,720	5,462,785	-		6,714,505

SHAREHOLDER'S EQUITY

Convertible preferred stock, $0.000128 par value, 781,250 shares authorized, 98,885 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	13	-	-		13

Common stock, $0.000384 par value, 100,000,000 shares authorized, 4,883,974 and 3,376,575 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	1,875	-	791	D	2,666
Additional paid in capital	(1,888)	635,219	1,349,940	A, B C	1,983,271
Statutory reserve	140,590	146,551			287,141
Accumulated other comprehensive income	174,498	137,081	(137,081)		174,498
Retained earnings	2,842,658	1,241,693	(1,241,693)		2,842,658

TOTAL SHAREHOLDERS' EQUITY	3,157,746	2,160,544	(28,043)		5,290,247

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,409,466	$7,623,329	$(28,043)		$12,004,752

(1)	Source: unaudited financial statements of ORB Automotive Corporation for the nine months ended September 30, 2010 as filed in Quarterly Report filed with the SEC on November 23, 2010.
(2)	Source: unaudited financial statements of Hebei Xinhua Rubber Sealing Group Liuzhou Sealing Co., Ltd. included in this Form 8-K/A.
A.
Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess of the fair value of net assets acquired over purchase price of $405,387 is recorded as bargain purchase gain.

B.	Record the write-down of fixed assets to fair value.
C.	Record deferred tax asset as a result of book and tax basis difference of fixed assets.
D.	Record 2,060,000 common shares issued for the acquisition at par.

See accompanying notes to pro forma consolidated financial statements

ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION) AND
HEBEI XINHUA RUBBER SEALING GROUP LIUZHOU SEALING CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

	ORB	Liuzhou Sealing	Pro forma	Pro Forma
	(1)	(2)	Adjustments	Consolidated
	(historical)	(historical)

Net Revenue	$3,515,277	$7,059,454		$10,574,731

Cost of Revenue	1,901,734	5,254,903		7,156,637

Gross Profit	1,613,543	1,804,551	-	3,418,094

Operating expenses:
Selling expenses	162,549	135,137		297,686
General and administrative expenses	273,680	574,209		847,889

Total operating expenses	436,229	709,346	-	1,145,575

Income from operations	1,177,314	1,095,205	-	2,272,519

Non-operating income (expenses):
Interest income (expense)	1,872	(226,574)		(224,702)
Other income	-	10,575		10,575
Other expenses	-	(8,977)		(8,977)

Total non-operating expenses	1,872	(224,976)	-	(223,104)

Income before income tax	1,179,186	870,229	-	2,049,415

Income tax	259,552	217,557		477,109

Net income	919,634	652,672	-	1,572,306

Other comprehensive item
Foreign currency translation	63,321	38,170	-	101,491

Comprehensive Income	$982,955	$690,842	$-	$1,673,797

Earnings per share - basic	0.26			0.28
Earnings per share - diluted	0.07			0.12

Weighted average shares outstanding	3,492,529		2,060,000	5,552,529
Diluted average shares outstanding	13,381,066		-	13,381,066

(1)	Source: unaudited financial statements of ORB Automotive Corporation for the nine months ended September 30, 2010 as filed in Quarterly Report filed with the SEC on November 23, 2010.
(2)	Source: unaudited financial statements of Hebei Xinhua Rubber Sealing Group Liuzhou Sealing Co., Ltd. included in this Form 8-K/A.

See accompanying notes to pro forma consolidated financial statements

ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION) AND
HEBEI XINHUA RUBBER SEALING GROUP LIUZHOU SEALING CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

	ORB	Liuzhou Sealing	Pro forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)

Net Revenue	$4,306,946	$5,782,491			$10,089,437

Cost of Revenue	2,287,228	4,235,781			6,523,009

Gross Profit	2,019,718	1,546,710	-		3,566,428

Operating expenses:
Selling expenses	221,182	148,190			369,372
General and administrative expenses	196,897	391,238			588,135
Research and development expense	89,766	-			-

Total operating expenses	507,845	539,428	-		957,507

Income from operations	1,511,873	1,007,282	-		2,608,921

Non-operating income (expenses):
Interest income (expense)	683	(123,419)			(122,736)
Other income	286	5,035	405,387	A	410,708
Other expenses	(2,092)	(1,069)			(3,161)

Total non-operating expenses	(1,123)	(119,453)	405,387		284,811

Income before income tax	1,510,750	887,829	405,387		2,893,732

Income tax	306,626	221,957			528,583

Net income	1,204,124	665,872	405,387		2,365,149

Other comprehensive item
Foreign currency translation	1,777	1,025	-		2,802

Comprehensive Income	$1,205,901	$666,897	$405,387		$2,367,951

Earnings per share - basic	0.36				0.44
Earnings per share - diluted	-				-

Weighted average shares outstanding	3,376,575		2,060,000		5,436,575
Diluted average shares outstanding	-		-		-

(1)
Source: Audited financial statements of Grand Power Capital Inc. and Shenzhen ORB-FT New Material Co., Ltd combined statements of operations and comprehensive income for the year ended December 31, 2009 and 2008 as filed in 8-K/A filed with the SEC on January 11, 2011.

(2)	Source: Audited financial statements of Hebei Xinhua Rubber Sealing Group Liuzhou Sealing Co., Ltd. included in this Form 8-K/A.
A.
Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess of the fair value of net assets acquired over purchase price of $405,387 is recorded as bargain purchase gain.

See accompanying notes to pro forma consolidated financial statements

ORB AUTOMOTIVE CORPORATION (FORMERLY: ACTION ACQUISITION CORPORATION)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On November 3, 2010, ORB Automotive Corporation (formerly Action Acquisition Corporation, the “Company” or “ORB” ), completed the acquisition of 100% of the equity interest in Hebei Xinhua Rubber Sealing Group Liuzhou Sealing Co., Ltd., a company registered in the People’s Republic of China (“Liuzhou Sealing”), from Liuzhou Sealing’s shareholders. The purchase agreement of this acquisition was entered on October 22, 2010. Pursuant to the terms of the stock purchase agreement among the parties (the “Stock Purchase Agreement”), all of the issued and outstanding shares of Liuzhou Sealing were exchanged for 2.06 million ordinary shares of the Company. The Stock Purchase Agreement contained such representations, warranties, obligations and conditions as are customary for transactions of the type governed by such agreements.

The fair value of the stock price for the shares issued for the Liuzhou Sealing acquisition was determined by multiplying the earnings per share based on ORB’s estimated 2010 net income (excluding the net income of Liuzhou Sealing), by the average P/E ratios of 5 comparable companies, which was $1.01 per share.

The accompanying pro forma consolidated balance sheet presents the accounts of ORB and Liuzhou Sealing as if the acquisition of Liuzhou Sealing by ORB occurred on September 30, 2010 for balance sheet purposes. The accompanying pro forma consolidated statements of income and comprehensive income present the accounts of ORB and Liuzhou Sealing for the nine months ended September 30, 2010 and for the year ended December 31, 2009 as if the acquisition occurred on January 1, 2009. The fair values of the assets acquired and liabilities assumed at acquisition date are used for the purpose of purchase price allocation. The excess of the fair value of nets assets acquired over purchase price of $405,387 is recorded as bargain purchase gain.

The following adjustments would be required if the acquisition of Liuzhou Sealing by ORB occurred as indicated above:

A)
Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed.  The excess of the fair value of nets assets acquired over purchase price of $405,387 is recorded as bargain purchase gain.

B)	Record the fair value of fixed assets at acquisition date.

C)	Record deferred tax asset as a result of book and tax basis difference of fixed assets.

D)	Record 2,060,000 common shares issued for the acquisition at par.